                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 17, 2003
       -------------------------------------------------------------------

                                 EXEGENICS INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     00-26078                  75-2402409
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)

                                2110 Research Row
                               Dallas, Texas 75235

                         (Address of principal executive
                           offices including zip code)

                                 (214) 358-2000

                         (Registrant's telephone number,
                              including area code)


                                      N.A.
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

The second paragraph of Item 4 of the Registrant's Current Report on Form 8-K dated September 19, 2003 is hereby amended and restated to read in its entirety as follows:

The reports of E&Y on the financial statements of the Registrant as of and for the fiscal years ended December 31, 2001 and 2002 contained no adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the fiscal years ended December 31, 2001 and December 31, 2002, and during the subsequent interim period that began on January 1, 2003 and ended on September 17, 2003, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of E&Y, would have caused E&Y to make reference to such disagreements in their reports on the financial statements for such years.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)    Exhibits

       16.1 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated September 24, 2003


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                  EXEGENICS INC.
                                                  (Registrant)


Dated: September 24, 2003                     By: /s/ Ronald L. Goode
                                                  ------------------------------
                                                  Ronald L. Goode
                                                  Chairman, President and Chief
                                                   Executive Officer



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                                INDEX TO EXHIBITS

         Exhibit
         Number            Description
         -------           -----------
         16.1              Letter from Ernst & Young LLP to the Securities and
                           Exchange Commission dated September 24, 2003